                           EXHIBIT 24
                           ----------

                       POWER OF ATTORNEY

                   UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that PHILIP F. ANSCHUTZ, a Director of Union Pacific Corporation, a Utah corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, one or more Registration Statements on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 200,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Southern Pacific Rail Corporation Thrift Plan, as amended September 11, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 1996.



                              /s/ Philip F. Anschutz
                              ------------------------------
                              PHILIP F. ANSCHUTZ

                        POWER OF ATTORNEY

                   UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that RICHARD B. CHENEY, a Director of Union Pacific Corporation, a Utah corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, one or more Registration Statements on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 200,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Southern Pacific Rail Corporation Thrift Plan, as amended September 11, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 1996.


                              /s/ Richard B. Cheney
                              ------------------------------
                              RICHARD B. CHENEY

                        POWER OF ATTORNEY

                   UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that E. VIRGIL CONWAY, a Director of Union Pacific Corporation, a Utah corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, one or more Registration Statements on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 200,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Southern Pacific Rail Corporation Thrift Plan, as amended September 11, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 1996.


                              /s/ E. Virgil Conway
                              ------------------------------
                              E. VIRGIL CONWAY

                        POWER OF ATTORNEY

                   UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that RICHARD K. DAVIDSON, a Director of Union Pacific Corporation, a Utah corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, one or more Registration Statements on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 200,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Southern Pacific Rail Corporation Thrift Plan, as amended September 11, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 1996.


                              /s/ Richard K. Davidson
                              ------------------------------
                              RICHARD K. DAVIDSON

                        POWER OF ATTORNEY

                   UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that SPENCER F. ECCLES, a Director of Union Pacific Corporation, a Utah corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, one or more Registration Statements on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 200,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Southern Pacific Rail Corporation Thrift Plan, as amended September 11, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 1996.


                              /s/ Spencer F. Eccles
                              ------------------------------
                              SPENCER F. ECCLES

                        POWER OF ATTORNEY

                   UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that ELBRIDGE T. GERRY, JR.,  a
Director of Union Pacific Corporation, a Utah corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, one or more Registration Statements on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 200,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Southern Pacific Rail Corporation Thrift Plan, as amended September 11, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 1996.


                              /s/ Elbridge T. Gerry, Jr.
                              ------------------------------
                              ELBRIDGE T. GERRY, JR.

                        POWER OF ATTORNEY

                   UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that WILLIAM H. GRAY, III, a Director of Union Pacific Corporation, a Utah corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, one or more Registration Statements on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 200,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Southern Pacific Rail Corporation Thrift Plan, as amended September 11, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 1996.


                              /s/ William H. Gray, III
                              ------------------------------
                              WILLIAM H. GRAY, III

                      POWER OF ATTORNEY

                   UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that JUDITH RICHARDS HOPE, a Director of Union Pacific Corporation, a Utah corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, her true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on her behalf, and in her name and in her capacity as a Director, one or more Registration Statements on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 200,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Southern Pacific Rail Corporation Thrift Plan, as amended September 11, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in her capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 1996.


                              /s/ Judith Richards Hope
                              ------------------------------
                              JUDITH RICHARDS HOPE

                        POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that THOMAS A. REYNOLDS, JR., a
Director of Union Pacific Corporation, a Utah corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, one or more Registration Statements on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 200,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Southern Pacific Rail Corporation Thrift Plan, as amended September 11, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 1996.


                              /s/Thomas A. Reynolds, Jr.
                              ------------------------------
                              THOMAS A. REYNOLDS, JR.

                        POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that ROBERT W. ROTH, a Director of
Union Pacific Corporation, a Utah corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, one or more Registration Statements on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 200,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Southern Pacific Rail Corporation Thrift Plan, as amended September 11, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 1996.


                              /s/ Robert W. Roth
                              ------------------------------
                              ROBERT W. ROTH

                      POWER OF ATTORNEY

                   UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that RICHARD D. SIMMONS, a Director of Union Pacific Corporation, a Utah corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, one or more Registration Statements on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 200,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Southern Pacific Rail Corporation Thrift Plan, as amended September 11, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 1996.


                              /s/ Richard D. Simmons
                              ------------------------------
                              RICHARD D. SIMMONS